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                                                                   Exhibit 10.32

                AMENDMENT NUMBER THREE TO THE GENERAL CONDITIONS
               OF THE CONTRACT FOR THE ESTABLISHMENT AND OPERATION
                 OF MOTOR VEHICLE INSPECTION/MAINTENANCE PROGRAM
               FOR THE STATE OF MINNESOTA POLLUTION CONTROL AGENCY


                  This Amendment Number Three is made to the contract entered into between the State of Minnesota, acting through its Pollution Control Agency, hereafter referred to as the "State," and Systems Control, Inc., doing business in Minnesota as Systems Control Vehicle Testing, Inc., hereinafter referred to as "Contractor." Additions are underlined; deletions are shown in over-strike type.

                  WHEREAS, the State and the Contractor entered into a contract on July 18, 1990 for the design, construction, equipment, establishment, maintenance and operation of public inspection stations for the motor vehicle inspection and maintenance program for the Twin Cities Metropolitan Area;

                  WHEREAS, the contract was amended twice, on June 17, 1991 and on May 15, 1992, and as amended is in effect today;

                  WHEREAS, on April 10, 1992, Envirotest Systems Corporation purchased 100% of the outstanding common stock of SD-Scicon, Inc., whose only asset was the stock of Systems Control, Inc. and Systems Control Canada, Ltd.;

                  WHEREAS, on December 1, 1992, Envirotest Systems Corporation changed the name of Systems Control, Inc. to Envirotest Technologies, Inc.;

                  WHEREAS, on January 21, 1993, the name of Systems Control Vehicle Testing, Inc. was changed to Envirotest Technologies, Inc. for purposes of doing business in Minnesota and that change was filed with the Minnesota Secretary of State;



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                  WHEREAS, the State and Envirotest Technologies, Inc. wish to amend the contract to reflect the change in name of these corporate entities;

                  WHEREAS, the State has renumbered Minnesota Rules pts. 7005.5010 to 7005.5105 so that these rules are now Minnesota Rules pts. 7023.1010 to 7023.1105; and

                  WHEREAS, the State and Envirotest Technologies, Inc. wish to amend the contract to reflect this renumbering.

                  NOW, THEREFORE, the State and Contractor agree to amend the July 18, 1990 contract as follows:

                  The first paragraph of the general conditions of the contract for the establishment and operation of the motor vehicle inspection/maintenance program for the State of Minnesota Pollution Control Agency is amended as follows:

                  1. This contract is made between the State of Minnesota, acting through its Pollution Control Agency, hereafter referred to as the "State," and Envirotest Technologies, Inc., doing business in Minnesota as Envirotest Technologies, Inc., hereafter referred to as the "Contractor." Contractor's address is 2002 North Forbes Boulevard, Tucson, Arizona 85745-1446. Contractor's Federal Employer I.D. Number is 36-2680300 and Contractor's Minnesota Tax I.D. Number is 2935685.

                  2. The references in the contract to Minnesota Rules pts. 7005.5010 to 7005.5105 now refer to these rules as renumbered to be Minnesota Rules pts. 7023.1010 to 7023.1105.

                  3. Paragraphs 1 and 2 of this Amendment Three are effective the date this Amendment is signed by the Commissioner of Finance.

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                  4. All other terms and conditions of the contract remain in full force and effect, except as specifically amended above.

ENVIROTEST TECHNOLOGIES, INC.               MINNESOTA POLLUTION
                                            CONTROL AGENCY

BY:                                         BY:
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      Title                                      Title

Date:                                       Date:
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BY:
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      Title

Date:
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                                            AS TO FORM AND EXECUTION BY
                                            THE ATTORNEY GENERAL

                                            BY:
                                               ---------------------------------
                                                Assistant Attorney General

                                            Date:
                                                 -------------------------------


Encumbrance by the Commissioner             Commissioner of Administration
of Finance

BY:                                         BY:
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---------------------------------           ------------------------------------
      Title                                       Title


Date:                                       Date:
     ----------------------------                -------------------------------

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